THE SWISS
                                         A Swiss         --------------
                                       Investments          HELVETIA
                                          Fund           --------------
                                                           FUND, INC.
                                                         --------------


     THE SWISS HELVETIA FUND, INC.
           Executive Offices
     The Swiss Helvetia Fund, Inc.
           630 Fifth Avenue
               Suite 915
     New York, New York 10111-0001
            1-888-SWISS-00                           Quarterly Report
            (212) 332-2760                           For the Period Ended
          http://www.swz.com                         September 30, 1997

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer
Chairman and
Chief Executive Officer

Eric R. Gabus
Vice Chairman
(Non officer)

Claude Frey
Director

Jean-Louis Gillieron
Director

Baron Hottinger
Director

Claude Mosseri-Marlio
Director

Stephen K. West, Esq.
Director

Samuel B. Witt III, Esq.
Director

Rodolphe Hottinger
President and
Chief Operating Officer

Rudolf Millisits
Vice President

Edward J. Veilleux
Vice President and Treasurer

Scott J. Liotta
Vice President

Paul R. Brenner, Esq.
Secretary

Joseph A. Finelli
Assistant Treasurer

Investment Advisor
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

Administrator
Investment Company Capital Corp.

Custodian
PNC Bank, N.A.

Transfer Agent
PNC Bank, N.A.
(800) 852-4750

Legal Counsel
Paul R. Brenner, Esq.
and
Christy & Viener

Independent Auditors
Deloitte & Touche LLP

The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group includes Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Geneva, Paris and Luxembourg.

Executive Offices
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931

Website Address
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated every Friday by 6:00 P.M.  (Eastern  Standard
Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in Barron's, the Monday edition of The Wall Street Journal and the Saturday edition of The New York Times.

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                          THE SWISS HELVETIA FUND, INC.
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Letter to Stockholders

Third Quarter Results
     After an exceptional performance in the first half of 1997, the Swiss stock market entered a phase of consolidation during the third quarter. The third-quarter performance of the benchmark Swiss Performance Index (SPI) resulted in a gain of only 2.2% in Swiss franc terms and 2.9% in U.S. dollar terms. For the first nine months of 1997, however, the SPI appreciated 44.4% in Swiss franc terms and 33.2% in U.S. dollar terms.

     The performance of The Swiss Helvetia Fund's net asset value has been consistent with these numbers, with returns in U.S. dollar terms of 1.9% for the third quarter and 32.0% for the first nine months, thereby outperforming the Standard & Poor's 500 Index (S&P 500), which had a nine-month total return of 29.7%, and other relevant indices (see table, top right). Despite a marginal increase in the discount to net asset value, the Fund's share price also slightly outperformed the S&P 500 for the past nine months.

     The third quarter also saw a more stable Swiss franc/U.S. dollar exchange ratio, which was $0.68 at the beginning of the period and $0.69 at the end.

     We believe that the Fund continues to be attractive because it provides the opportunity to buy high quality assets at historic discounts. In times when stock market valuations are historically rich, the Fund should be attractive to investors looking for lower priced assets.

--------------------------------------------------------------------------------
Total Return Performance Based on Net Asset Value Per Share*
--------------------------------------------------------------------------------
In U.S. dollars
--------------------------------------------------------------------------------
                                        For the             For the Year Ended
                                    9 Months Ended             December 31,
                                  September 30, 1997       1996    1995    1994
--------------------------------------------------------------------------------
The Swiss Helvetia Fund                  32.0%             2.0%    28.2%    1.1%
--------------------------------------------------------------------------------
S&P 500 Index                            29.7%            23.0%    37.5%    1.3%
--------------------------------------------------------------------------------
EAFE Index                               10.4%             6.1%    11.2%    7.8%
--------------------------------------------------------------------------------
Lipper European Fund Average             20.3%             2.4%    15.2%   24.5%

*These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. The Standard & Poor's 500 Index is an unmanaged index that is widely recognized as an indicator of general U.S. equity market performance. The Morgan Stanley Europe, Australia and Far East (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance. The Lipper European Fund Average is an index of approximately 80 managed funds that invest in equity securities in European markets. Past performance is not an indicator of future results.

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                          THE SWISS HELVETIA FUND, INC.
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Swiss Market in Review
     The Swiss market, despite a correction in August, is still among the best performers so far this year. Investors have been recognizing the efforts made by Swiss companies to increase shareholder value. In our view, Switzerland remains ahead of other continental European countries in corporate restructuring and efficient use of capital (including distributions of excess capital to shareholders) and is the country most in line with U.S. standards in those areas. Swiss companies have undergone important changes in their senior management, hiring people with international experience who are usually outsiders and are influenced by the shareholder value approach. Particular improvements have been made in the transparency of rules and regulations.

     Strong earnings have provided sufficient fuel to the market despite a slightly deteriorating interest rate environment due to the indirect influence of higher yields in the German bond market. A weaker Swiss franc has contributed to the earnings improvements of most corporations with international exposure.

     The Fund, with its overweighted position in the insurance industry, enjoyed the strong performance of this sector, which was by far the best performing during this quarter. We are maintaining our strong exposure in the insurance sector because of the continued favorable interest rate environment and a strong institutional demand for financial assets.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
                                             September 30,      December 31,
                                                 1997               1996
--------------------------------------------------------------------------------
  Total Net Assets
--------------------------------------------------------------------------------
    In million SFr.                               564.4*            396.1
--------------------------------------------------------------------------------
    In million U.S. $                             389.1*            296.0
--------------------------------------------------------------------------------
  Net Asset Value per Share (U.S. $)               31.58             24.14
--------------------------------------------------------------------------------
  Shares Outstanding                          12,321,016*       12,261,692

*Includes additional shares issued to stockholders through the reinvestment of dividends in 1997.

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

     The performance of the pharmaceutical and life science sectors was flat for the quarter but in line with their international peers. We believe, however, that our overweighted position in Novartis Ltd. continues to remain attractive because it is one of the most significant stocks internationally in the life science sector, as measured by its mid-term earnings perspective, drug portfolio and products in development. In addition, the favorable trend in demographics in the developed countries will continue to support the life science sector in general and Novartis in particular.

     The global leadership of Swiss international companies, such as Nestle AG, Novartis and Zurich Insurance, is reflected in the quality and geographic spread of their earnings. These companies are participating in the trend toward international consolidation and integration. The latest example in the financial industry is the announced purchase of Winterthur Insurance by Credit Suisse, in a transaction valued at more than 13 billion Swiss francs.

Changes in Fund's Holding Strategy
     The quality of the Fund's portfolio holdings has been improved with a focus on companies that were able to steadily produce results that met or exceeded expectations. We reduced holdings in companies with slightly disappointing results or unsustainable high valuations, such as Christ AG, Disetronic Holding AG, Stratec Holding AG, Siegfried AG, Datwyler Holding AG, Forbo Holdings Ltd. and Schindler Holding AG.

--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. dollars)
As of September 30, 1997
--------------------------------------------------------------------------------
                                                               % of Total
                                  Cost       Market Value      Net Assets
--------------------------------------------------------------------------------
   1. Novartis Ltd.          $ 31,190,468    $ 86,458,625         22.2%
   2. Roche Holding AG         16,329,129      52,919,884         13.6
   3. Nestle AG                18,418,475      40,508,825         10.4
   4. Swiss Reinsurance
      Company                   8,253,411      22,555,847          5.8
   5. Zurich Insurance          9,350,656      21,821,566          5.6
   6. Union Bank of
      Switzerland               9,559,891      18,742,416          4.8
   7. Credit Suisse Group       9,834,567      17,612,383          4.5
   8. Swiss Bank
      Corporation               8,288,935      15,038,610          3.9
   9. ABB Asea Brown
      Boveri Ltd.               8,246,367      11,814,672          3.0
  10. Winterthur
      Schweizerische
      Versicherungs-
      Gesellschaft              3,733,552       6,172,297          1.6
--------------------------------------------------------------------------------
      Total                  $123,205,451    $293,645,125         75.4%
--------------------------------------------------------------------------------

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                          THE SWISS HELVETIA FUND, INC.
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     Holdings in newly listed growth-oriented companies were increased as we looked for promising new investment opportunities for the Fund, including Sulzer Medica AG, Interroll Holding AG, Komax Holding AG and Gretag-Macbeth Holding AG.

Outlook

     In our opinion, the Swiss market still offers good value, especially since the market is off its high and going through a consolidation phase that began in August. Despite a slight pickup in economic activity, inflation remains low and will probably stay close to 0.5% for 1997. Contrary to Germany's experience, the depreciation of the national currency, especially against the U.S. dollar, has not put any great pressure on import prices.

     The recovery of the Swiss economy, however, is lagging other European countries. In addition, since Switzerland is not involved in the European Monetary Union, its monetary policy does not depend on the need to defend the credibility of the future European currency. Therefore, we do not expect any major interest rate hikes in the immediate future.

     We are convinced that the strength of the Swiss market's earnings growth over the next two years will compare favorably to other developed countries. We also believe that the positive contributions of ongoing corporate restructuring, increased management incentives, low interest rates and a weaker Swiss

--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Portfolio Holdings per Industry
as of September 30, 1997
--------------------------------------------------------------------------------
  Pharmaceuticals             14.3%
  Cash and Equiv.              0.4
  Food, Luxury Goods          10.9
  Insurance                   13.7
  Machinery                    4.3
  Banks                       14.2
  Chemicals                    4.7           [Pie Chart appears here--
  Misc. Services               4.3            Figures at left]
  Misc. Industries             3.3
  Building Contractors         1.4
  Electrical Engineering       4.6
  Retailers                    0.7
  Transport                    1.0
  Life Sciences               22.2
--------------------------------------------------------------------------------

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

franc are not being completely reflected in current market prices. The valuation of the Swiss market remains attractive, especially if we exclude the heavy weighting of the health care industry, which is trading at a historically high multiple.

     Another positive argument is the subdued sentiment of investors about the market, which might limit the downside risk in Swiss equity investments.

     Support for Swiss stocks should also come from the average Swiss investor who so far has been investing only a small percentage of savings in equities compared to other mature markets such as the U.S. and the United Kingdom. With continued low returns on bonds, we anticipate that the average Swiss investor will increase his exposure to equities through mutual funds or life insurance products.

     We consider the Fund an appropriate instrument to take advantage of the opportunities in the Swiss market. The consistently favorable performance of the Fund, coupled with the continuing efforts of management to keep the expense ratio low, demonstrates a commitment to act in the best interest of its stockholders. In our opinion, the Fund provides a good way to diversify investments, as reflected in its low correlation with the U.S. market.

     In this context, we are continuing marketing efforts with brokers, analysts, the financial press and individual investors, an effort which we believe will eventually contribute to reduce the discount to net asset value.

Sincerely,

/s/ Paul Hottinguer
-------------------
Paul Hottinguer
Chairman and Chief Executive Officer


/s/ Rodolphe Hottinger
----------------------
Rodolphe Hottinger
President and Chief Operating Officer


October 17, 1997

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets                                       September 30, 1997
(Unaudited)


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------
        Common Stocks and Warrants - 99.6%

        Banks - 14.2%

 1,200  Baer Holdings Ltd.
        Bearer Shares                               $ 1,849,145      0.5%
        Banking group specializing in asset
        management, investment consulting
        and securities trading.
 2,600  Bank Sarasin & Cie
        Registered Shares                             1,909,129      0.5
        A bank specializing in investment
        advisor services and portfolio
        management for private and institutional customers in Europe.

130,000 Credit Suisse Group*
        Registered Shares                            17,612,383      4.5
        A global financial services institution
        whose main holding is Credit Suisse,
        one of Switzerland's "Big Three"
        banks.
16,000  Schweizerische Bankgesellschaft*
        (Union Bank of Switzerland)
        Bearer Shares                                18,742,416      4.8
        One of the three largest Swiss
        full-service banks.
        Schweizerischer Bankverein*
        (Swiss Bank Corporation)
54,000  Registered Shares                            14,631,826      3.8
40,000  Warrants Expiring 6/30/00**                     406,784      0.1
        One of the three largest international
        Swiss banks.                                -----------     ----
                                                     55,151,683     14.2

        Building Contractors & Materials - 1.4%

   800  Forbo Holdings Ltd.
        Registered Shares                               311,638      0.1
        Manufacturer of wall and floor coverings.
 4,500  Holderbank Financiere Glarus AG
        Bearer Shares                                 4,281,578      1.1
        Large cement producer with worldwide
        operations.

                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------

        Building Contractors & Materials - (continued)

 1,600  Keramik Holding AG Laufen
        Bearer Shares                                $  871,484      0.2%
        One of the largest suppliers of floor and
        wall tiles, sanitary fittings,
        crockery and ceramics in the world.          ----------     ----
                                                      5,464,700      1.4

        Chemicals - 4.7%

50,000  Ciba Specialty Chemicals AG
        Registered Shares                             4,834,873      1.3
        The company, a spin-off from Novartis
        in February 1997, develops, manufactures
        and markets specialty chemical products
        worldwide. These products include
        additives, performance polymers,
        textile dyes, consumer care chemicals
        and pigments.
 4,600  Clariant AG
        Registered Shares                             3,710,701      1.0
        Specializes in color chemistry and
        manufactures a range of dyestuffs,
        pigments, chemicals, additives and
        masterbatches for the textile, paper,
        leather, plastics, synthetic fibers and
        paint industries.
   400  EMS Chemie Holding AG
        Bearer Shares                                 1,909,818      0.5
        Produces polymers and manufactures
        high-grade chemical intermediates
        and fine chemicals.
   700  Gurit-Heberlein AG
        Bearer Shares                                 2,468,629      0.6
        European market leader for wind
        screen bonding systems, ski bases
        and optically pure thermoplastic
        sheeting for the auto industry.

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1997
(Unaudited)


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------
        Common Stocks and Warrants - (continued)

        Chemicals - (continued)

 2,300  Siegfried AG
        Registered Shares                           $ 3,123,966      0.8%
        International producer and supplier of
        chemicals and pharmaceuticals for
        major businesses.
 6,500  Sika Finanz AG
        Bearer Shares                                 2,110,797      0.5
        Leading producer of construction
        chemicals.                                  -----------     ----
                                                     18,158,784      4.7

        Electrical Engineering & Electronics - 4.6%

 8,000  ABB Asea Brown Boveri Ltd.*
        Bearer Shares                                11,814,672      3.0
        One of the largest electrical engineering
        firms in the world.
 6,500  Agie Charmilles Holding AG
        Registered Shares                               582,598      0.1
        Holding company for a group of
        companies that produce electric discharge
        erosion machines and equipment for the
        automobile and electronics industries.
        Distributes and sells products
        internationally.
 2,000  Belimo Automation AG
        Registered Shares                               666,023      0.2
        World market leader in damper and
        volume control actuators for ventilation
        and air conditioning equipment.
   300  Disetronic Holding AG
        Bearer Shares                                   608,108      0.2
        Leading company in medical technology.
        Manufactures and markets infusion
        systems and injection systems used to
        administer insulin and growth hormones.

                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------

        Electrical Engineering & Electronics - (continued)

 1,200  Kaba Holding Ltd.
        Registered Shares                           $   484,832      0.1%
        Specializes in mechanical and electronic
        security systems.
   900  Micronas Semiconductor Holding AG
        Bearer Shares                                   762,617      0.2
        Develops, produces and markets
        mixed-signal integrated circuits
        and systems.
 4,500  Swiss Corporation for Micro-electronics
        and Watchmaking Industries Ltd. (SMH)
        Bearer Shares                                 2,686,845      0.7
        Watchmaking company.
   400  Zellweger Luwa AG
        Bearer Shares                                   314,396      0.1
        Worldwide diversified industrial and
        service company active mainly in textile
        electronics, air filtering and conditioning
        techniques.                                 -----------     ----
                                                     17,920,091      4.6
        Food, Luxury Goods - 10.9%

 1,800  Hero AG
        Bearer Shares                                   999,035      0.3
        Leading Swiss manufacturer of branded
        jams and preserves.
    50  Lindt & Spruengli AG
        Registered Shares                               985,935      0.2
        Major manufacturer of premium
        Swiss chocolates.
29,000  Nestle AG*
        Registered Shares                            40,508,825     10.4
        Largest food and beverage processing
        company in the world.                       -----------     ----
                                                     42,493,795     10.9

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1997
(Unaudited)


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------
        Common Stocks and Warrants - (continued)

        Insurance - 13.7%

 1,400  Baloise-Holding
        Registered Shares                           $ 2,171,815      0.5%
        Medium-sized insurer active in all
        sectors of insurance.
 1,200  Helvetia Patria-Holding
        Registered Shares                               736,349      0.2
        Through its subsidiaries, Helvetia
        Schweizerische Versicherungs-
        Gesellschaft and Patria Schweizerische
        Lebensversicherungs-Gesellschaft,
        offers all types of life, property and
        casualty insurance in Switzerland and
        elsewhere.
15,000  Schweizerische Ruckversicherungs -
        Gesellschaft*
        (Swiss Reinsurance Company)
        Registered Shares                            22,555,847      5.8
        Second largest reinsurance company
        in the world.
 6,300  Winterthur Schweizerische
        Versicherungs-Gesellschaft*
        Registered Shares                             6,172,297      1.6
        Leading Swiss international insurance
        company.
50,000  Zurich Schweizerische
        Versicherungs-Gesellschaft*
        (Zurich Insurance)
        Registered Shares                            21,821,566      5.6
        A large worldwide insurance operator.       -----------     ----
                                                     53,457,874     13.7
        Life Sciences - 22.2%

56,233  Novartis Ltd.*
        Registered Shares                            86,458,625     22.2
        Life science group created by the
        consolidation of Sandoz and
        Ciba-Geigy. Manufactures health
        care products for use in a broad range
        of medical fields, as well as agricultural
        products. The second largest
        pharmaceutical entity in the world.         -----------     ----
                                                     86,458,625     22.2


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------

        Machinery - 4.3%

   400  Bobst Ltd.
        Bearer Shares                                $  634,308      0.2%
        Leading international manufacturer of
        cardboard packaging machines.
 2,000  Bucher Holding Ltd.
        Bearer Shares                                 2,047,711      0.5
        Manufacturer of agricultural machines,
        special vehicles, fruit juice equipment
        and plastics machines.
   300  Esec Holding AG
        Bearer Shares                                   827,358      0.2
        Market leader in the field of die bonding
        technology used by manufacturers of
        semiconductors.
   600  Georg Fischer AG
        Bearer Shares                                   926,641      0.2
        A mechanical engineering group that is
        a market leader in vehicle engineering and
        pipeline systems.
        Mikron Holding AG
 8,000  Registered Shares                             1,406,509      0.4
 8,000  Warrants Expiring 12/10/97**                     25,372       --
        Machine tools and milling machine
        producer.
 3,000  Rieter Holding AG
        Registered Shares                             1,394,098      0.3
        Leading supplier of spinning machinery
        for the textile industry.
 2,000  Saurer Gruppe Holding AG
        Registered Shares                             1,589,906      0.4
        Machinery maker with dominant
        market share.
 1,200  Schindler Holding AG
        Registered Shares                             1,497,518      0.4
        One of the world's largest elevator
        companies and a leading Swiss
        machinery enterprise.

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                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1997
(Unaudited)


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------
        Common Stocks and Warrants - (continued)

        Machinery - (continued)


1,500   SIG Schweizerische Industrie-
        Gesellschaft Holding AG
        Registered Shares                          $  2,218,354      0.6%
        Medium-sized machinery manufacturer
        with interests in the packaging, defense
        and railway industries.
 5,000  Sulzer AG
        Registered Shares                             3,812,741      1.0
        A machine manufacturer and worldwide
        leader in weaving machines and sewing
        machines.
   500  Zehnder Holdings AG
        Bearer Shares                                   234,418      0.1
        Through its subsidiaries, manufactures
        furnaces, measuring instruments, battery
        chargers, sheet metal housing and
        welding machines. Refines paper.            -----------     ----
                                                     16,614,934      4.3
        Miscellaneous Industries - 3.3%

   600  AFG Arbonia-Forster Holding AG
        Bearer Shares**                                 355,764      0.1
        Manufacturer of heating radiators,
        refrigeration kitchen equipment and
        steel tubing.
        Alusuisse-Lonza Holding AG
 1,200  Bearer Shares                                 1,155,819      0.3
 3,200  Registered Shares                             3,143,960      0.8
        A major aluminum producing and
        processing company.
   400  Christ AG
        Registered Shares                               339,217      0.1
        Manufactures and markets water
        purification systems and produces
        customized systems for high-tech,
        industrial-scale water treatment plants
        as well as standard systems.


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------

        Miscellaneous Industries - (continued)

   500  Gretag-Macbeth Holding AG
        Registered Shares**                         $  179,261        --%
        Offers a spectrum of benchtop and
        portable color measurement
        instrumentation, color formulation
        and color quality control systems,
        densitometers and visual color standards.
 1,200  Huber & Suhner AG
        Registered Shares                            1,894,650       0.5
        Manufactures a wide range of products,
        extending from cables for energy and
        electrical transmission to special
        products such as rubber.
   800  Industrieholding Cham AG
        Registered Shares                              644,788      0.2
        Manufactures paper and storage logistics
        systems and owns real estate.
 1,000  Interroll Holding AG
        Registered Shares**                            195,119       --
        Leading international supplier of
        modules, components and systems for
        the storage and conveyance of discrete
        goods and bulk products.
 1,000  Kardex AG
        Bearer Shares                                  295,780      0.1
        Specializing in industrial and office
        storage systems, office machinery,
        safety and computer software.
 1,000  Komax Holding AG
        Registered Shares**                            379,206      0.1
        World leading manufacturer of wire
        processing machines.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)                           September 30, 1997
(Unaudited)


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------
        Common Stocks and Warrants - (continued)

        Miscellaneous Industries - (continued)

12,000  Oerlikon-Buehrle Holding AG
        Registered Shares                           $ 1,559,570      0.4%
        Diversified holding company includes
        Bally (shoes and accessories), Balzers
        and Leybold (surface technologies),
        Oerlikon Contraves (military products and
        space technology) and Pilatus (aircraft).
 1,600  Phoenix Mecano AG
        Bearer Shares                                   869,277      0.2
        Leading Swiss packaging manufacturer
        for the mechanical engineering and
        electronics industry.
   600  Stratec Holding AG
        Registered Shares                               833,563      0.2
        Develops, produces and distributes
        instruments and implants used in
        orthopedic and maxilofacial surgery.
 4,000  Sulzer Medica AG
        Registered Shares**                           1,071,429      0.3
        A partial spin-off from Sulzer AG, Sulzer
        Medica AG is a medical technology
        company serving the orthopedic and
        cardiovascular markets on a global basis.
        Designs, manufactures and markets
        orthopedic and cardiovascular products,
        with a focus on implantable medical
        products and materials technology.          -----------     ----
                                                     12,917,403      3.3
        Miscellaneous Services - 4.3%

 9,000  Adecco SA
        Bearer Shares                                 3,630,033      1.0
        Leading personnel and temporary
        employment company.
 1,000  Bossard Holding AG
        Bearer Shares                                   497,794      0.1
        Manufactures fastening elements,
        industrial adhesives, tools, pneumatics
        and handling modules and automated
        assembly systems.


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------

        Miscellaneous Services - (continued)

 3,000  Compagnie Financiere Richemont AG
        Bearer Shares                               $ 3,919,608      1.0%
        Investment company with principal
        interests in luxury goods and tobacco.
   800  Intershop Holding Ltd.
        Bearer Shares                                   402,648      0.1
        Involved in the construction and funding
        of shopping centers and property for
        commercial use, both nationally and
        internationally.
   800  Kuoni Travel Holding Ltd.
        Registered Shares                             3,193,602      0.8
        Leader in the Swiss travel and tourism
        sector with subsidiaries in the United
        Kingdom, Germany, France and Austria.
 3,500  Movenpick Holding Ltd.
        Bearer Shares                                 1,170,367      0.3
        Through its subsidiaries, invests in the
        hotel and restaurant business worldwide.
        Also produces food items under the
        Movenpick name, including ice cream,
        coffee, salmon and jams.
 4,000  Publigroupe SA
        Participation Certificates                     940,430      0.3
        Largest Swiss advertising intermediary.
 1,000  Selecta Group
        Registered Shares**                            145,477       --
        Owns and operates food and beverage
        vending machines and snack shops
        throughout Europe. Also sells and
        leases vending machines and
        equipment and offers repair and
        maintenance services for its
        products.
 8,000  Societe Generale de Surveillance
        Holding AG
        Registered Shares                             2,675,124      0.7
        World's leading inspection company
        and adjusting group.                        -----------     ----
                                                     16,575,083      4.3

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)                           September 30, 1997
(Unaudited)


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------
   Common Stocks and Warrants - (concluded)

        Pharmaceuticals - 14.3%

 1,500  Ares Serono SA
        Bearer Shares                               $ 2,709,597      0.7%
        Develops and markets pharmaceutical
        and diagnostic products. Worldwide
        market leader in pharmaceutical
        products for the treatment
        of infertility.
 5,950  Roche Holding AG*
        Dividend Rights Certificates                 52,919,884     13.6
        Worldwide pharmaceutical company.           -----------     ----
                                                     55,629,481     14.3
        Retailers - 0.7%

 1,200  Jelmoli Holding Ltd.
        Bearer Shares                                   968,009      0.2
        Operates a network of retail/service
        outlets throughout Switzerland,
        including local dry cleaners, auto body
        shops, opticians, interior decorators,
        travel agencies, restaurants,
        pharmacies and retailers.
 2,000  Prodega AG
        Registered Shares                             1,041,092      0.3
        Swiss market leader that operates
        "Cash and Carry."
 4,000  Valora Holdings AG
        Registered Shares                               853,558      0.2
        Operates restaurants, food vending
        machines and specialty retail stores.       -----------     ----
                                                      2,862,659      0.7


                                                                   Percent
No. of                                                             of Net
Shares            Security                             Value       Assets
--------------------------------------------------------------------------------

        Transport - 1.0%

 1,000  Kuehne & Nagel International AG
        Bearer Shares                              $    703,254      0.2%
        Operates sea freight, land and rail
        transportation businesses and
        warehousing and distribution facilities.
 2,200  Sairgroup
        Registered Shares**                           2,950,218      0.8
        Switzerland's largest airline company.
                                                   ------------    -----
                                                      3,653,472      1.0

610,533 Total Common Stocks and Warrants
        (Cost $190,138,216)***                      387,358,584     99.6

        Other Assets in Excess
        of Liabilities                                1,743,610      0.4
                                                   ------------    -----
        Net Assets Applicable to
        12,321,016 Shares of
        Common Stock Outstanding                   $389,102,194    100.0%
                                                   ============    =====
        Net Asset Value Per Share
        ($389,102,194 / 12,321,016)                      $31.58
                                                         ======
--------------------------------------------------------------------------------
   *One of the ten largest portfolio holdings.
  **Non-income producing security.
 ***Also aggregate cost for federal tax purposes.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


                           Dividend Reinvestment Plan
                           --------------------------

  The Dividend Reinvestment Plan offers you a convenient and automatic way to reinvest your income dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact the Fund's transfer agent at PNCBank, N.A., P.O. Box 8950, Wilmington, DE, 19899, (800) 852-4750. If your shares are held by your brokerage firm, please contact your investment representative.

  This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
                           --------------------------
  Notice is hereby given in accordance with section 23(c) of The Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

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